Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
March, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.1475%


Excess Protection Level
   3 Month Average   7.99%
     March, 1999   8.01%
     February, 1999   8.35%
     January, 1999   7.61%



Cash Yield                                              20.85%


Investor Charge Offs                                     5.53%


Base Rate                                                7.32%


Over 35 Day Delinquency                                  5.52%


Seller's Interest                                       56.80%


Total Payment Rate                                      11.17%


Total Principal Balance                                $3,008,947,537.17


Investor Participation Amount                          $675,000,000.00


Seller Participation Amount                            $1,708,947,537.1